UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2023

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2ndFloor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2023, on the approval and recommendation of the Compensation Committee the Board, La Rosa Holdings Corp., a Nevada corporation (the “Company”), entered into Amendment No. 2 (the “Amendment”) to that certain Amended and Restated Employment Agreement, dated April 29, 2022 (the “Employment Agreement”). between the Company and Joseph La Rosa, the Company’s Chief Executive Officer.

The Amendment amends Sections 4.3(a) and 4.3(b) of the Employment Agreement changing the form of equity awards to be granted to Mr. La Rosa under these sections from restricted common stock to stock options. Pursuant to the Amendment, the Company issued Mr. La Rosa a non-qualified stock option to purchase an aggregate of 900,000 shares of common stock for $2.09 (the closing price of the Company’s common stock on December 6, 2023). The option was granted pursuant to the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) and vested 100% upon issuance. The option expires on the tenth anniversary date of the date of issuance, subject to terms and conditions of Mr. La Rosa’s Employment Agreement and the 2022 Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Amendment, copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Amendment No. 2 dated December 7, 2023 to Amended and Restated Employment Agreement between La Rosa Holdings Corp. and Joseph La Rosa dated April 29, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	LA ROSA HOLDINGS CORP.

	By:	/s/ Kent Metzroth
	Name:	Kent Metzroth
	Title:	Chief Financial Officer

2